                                                                    EXHIBIT 99.2

                                        A

                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                  JUNE 30, 2004

                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                                  JUNE 30, 2004

                                                                                                           PAGE
                                                                                                           ----
Supplemental Financial Information                                                                         i-iii
Statements of Operations                                                                                       1
Components of Net Income and Per Share Data                                                                    2
Selected Balance Sheet Data and Condensed Consolidated Statements of Cash Flows Data                           3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                                    4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward                             5
Investments by Segment Aggregation                                                                             6
Property & Casualty Results of Operations (Three Months Ended)                                                 7
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Three Months Ended)       8
Property & Casualty Results of Operations (Six Months Ended)                                                   9
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations (Six Months Ended)        10
Property & Casualty Operations and Corporate & Other Non-Core Segment - Catastrophe Losses                    11
Analysis of Pretax Net Investment Income                                                                      12
Statutory Data - Preliminary                                                                                  13
Property & Casualty Operations Loss and LAE Ratio Analysis                                                    14
Life & Group Non-Core Segment - GAAP Results of Operations (Three Months Ended)                               15
Life & Group Non-Core Segment - GAAP Results of Operations (Six Months Ended)                                 16
Asbestos Summary by Policyholder Category                                                                     17

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

SEGMENT CHANGES

In the first quarter of 2004, CNA revised its reportable segment structure to reflect changes in how it manages its core operations and makes business decisions. CNA now manages its Property & Casualty Operations in two operating segments which represent CNA's core operations: Standard Lines and Specialty Lines. The non-core operations are now managed in the Life & Group Non-Core and Corporate & Other Non-Core segments. Standard Lines includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services. Life & Group Non-Core primarily includes the results of the life and group lines of business that have been sold or placed in run-off. The Group Benefits business was sold on December 31, 2003 and the Individual Life business was sold on April 30, 2004. Corporate & Other Non-Core contains certain corporate expenses such as interest on corporate debt and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims. In addition, this segment includes the results of certain property and casualty insurance run-off operations including CNA Re (formerly a stand-alone property and casualty operating segment). Prior period segment disclosures have been conformed to the current year presentation. These segment disclosures, provided in the Supplemental Financial Information Appendix, are available on the company's website, for the years ended December 31, 2002 and 2003, including all quarters.

The changes made to CNA's reportable segments were as follows:

- CNA Global which consists of marine and global standard lines is now included in Standard Lines (formerly included in Specialty Lines).

- CNA Guaranty and Credit is currently in run-off and is now included in the Corporate & Other Non-Core segment (formerly included in Specialty Lines).

- CNA Re is currently in run-off and is also now included in the Corporate & Other Non-Core segment (CNA Re was formerly a stand-alone property and casualty operating segment).

- Group Operations & Life Operations (formerly separate operating segments) have now been combined into one reportable segment where the run-off of the retained group and life products will be managed.

- Certain run-off life and group operations previously included in the Corporate & Other Non-Core segment are now included in the Life & Group Non-Core segment.

ACCOUNTING PRONOUNCEMENTS

- In July of 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-01). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-01 may not be applied retroactively to prior years' financial statements, and initial application should be as of the beginning of an entity's fiscal year, therefore prior year amounts have not been conformed to the current year presentation.

      CNA adopted SOP 03-01 as of January 1, 2004. The assets and liabilities of certain guaranteed investment contracts and indexed group annuity contracts that were previously segregated and reported as separate accounts no longer qualify for separate account presentation. Prior to the adoption of SOP 03-01, the asset and liability presentation of these affected contracts were categorized as separate account assets and liabilities in the Condensed Consolidated Balance Sheet. The results of operations from separate account business were primarily classified as other revenue in the Consolidated Statement of Operations. In accordance with the provisions of SOP 03-01, the classification and presentation of certain balance sheet and income statement items have been modified within these financial statements. Accordingly, the investment securities previously classified as separate account assets have now been reclassified to the general account and will be reported based on their investment classification whether available-for-sale or trading securities. The investment portfolio for the indexed group annuity contracts is classified as held for trading purposes and is carried at fair value, with both the net realized and unrealized gains (losses) included within net investment income in the Condensed Consolidated Statement of Operations.

      CNA continues to have contracts that meet the criteria for separate account presentation. The assets and liabilities of these contracts are legally segregated and reported as assets and liabilities of the separate account business. Substantially all assets of the separate account business are carried at fair value. Separate account liabilities are carried at contract values.

                           CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION

-     P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that are held for sale, or have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re (formerly a stand-alone property and casualty segment). This segment also includes the results related to the centralized adjusting and settlement of APMT claims.

- P&C COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- The loss & loss adjustment expense (LAE) ratio represents claim and claim adjustment expenses, including the expenses incurred related to uncollectible reinsurance, as a percentage of net earned premiums. In the second quarter of 2004, the expenses incurred related to uncollectible reinsurance receivables were reclassified from "Other operating expenses" to "Insurance claims and policyholders' benefits" on the Statements of Operations. Prior period amounts and ratios have been reclassified to conform to the current year presentation. This reclassification had no impact on net income (loss) or the combined ratios in any period; however, this change will generally have an unfavorable impact on the loss & loss adjustment expense ratios and a favorable impact on the the expense ratios.

- The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

- The dividend ratio is the ratio of dividends incurred to net earned premiums.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- As a result of the sale of the Group Benefits business on December 31, 2003, income statement results for 2004 are not comparable to 2003.

- On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA's individual long term care and structured settlement businesses are excluded from the sale. Additionally, the Nashville, Tennessee insurance servicing and administration building was transferred as part of the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million. The results of the business sold through the sale date are included in the statement of operations for the three and six months ended June 30, 2004. As a result of the sale, income statement results for the second quarter of 2004 are not comparable to the corresponding 2003 results.

- CNA has initiated a plan to sell CNA Trust, its limited operations bank located in Costa Mesa, California. As a result, CNA has classified the assets and liabilities of its limited operations bank as held for sale at June 30, 2004. The estimated fair value of the assets and liabilities exceeds their carrying value; therefore, the gain from the sale will be recorded at closing.

-     All amounts are in millions, except for per share and ratio information.

-     Certain immaterial differences are due to rounding.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains (losses). Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

                                                                                       FAV /                             FAV /
PERIOD ENDED JUNE 30                                             THREE MONTHS         (UNFAV)       SIX MONTHS          (UNFAV)
(In millions)                                                  2004       2003       % CHANGE    2004        2003      % CHANGE
-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                       $ 2,106    $ 2,197         (4)%   $ 4,274    $ 4,578         (7)%
    Net investment income                                         380        427        (11)        853        859         (1)
    Realized investment gains (losses), net of
        participating policyholders' and minority interests       105        378        (72)       (353)       302        N/A
    Other revenues                                                 72         97        (26)        154        205        (25)
                                                              -------    -------                -------    -------
Total revenues                                                  2,663      3,099        (14)      4,928      5,944        (17)
                                                              -------    -------                -------    -------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                1,625      2,108         23       3,263      3,978         18
    Other operating expenses                                      682        881         23       1,447      1,718         16
    Interest                                                       31         33          6          66         67          1
                                                              -------    -------                -------    -------
Total claims, benefits and expenses                             2,338      3,022         23       4,776      5,763         17
                                                              -------    -------                -------    -------
Income from continuing operations before income
    tax and minority interest                                     325         77        N/A         152        181        (16)
Income tax (expense) benefit                                      (29)        (5)       N/A          25        (23)       N/A
Minority interest                                                  (7)        (2)       N/A         (13)        (5)      (160)
                                                              -------    -------                -------    -------
Net income                                                    $   289    $    70        N/A%    $   164    $   153          7%
                                                              =======    =======                =======    =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA

                                                                                           FAV /                        FAV /
PERIOD ENDED JUNE 30                                                       THREE MONTHS   (UNFAV)      SIX MONTHS      (UNFAV)
(In millions, except per share data)                                     2004     2003   % CHANGE    2004      2003   % CHANGE
------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET INCOME
    Income (loss) before net realized investment gains (losses)         $  171   $ (179)    196%    $  379    $  (47)    N/A%
    Net realized investment gains (losses), net of
        participating policyholders' and minority interests                118      249     (53)      (215)      200     N/A
                                                                        ------   ------             ------    ------
Net income                                                              $  289   $   70     N/A%    $  164    $  153       7%
                                                                        ======   ======             ======    ======
BASIC AND DILUTED EARNINGS PER SHARE
                                                                        ------   ------             ------    ------
Basic and diluted earnings per share available to common stockholders   $ 1.07   $ 0.25     N/A%    $ 0.52    $ 0.55      (5)%
                                                                        ======   ======             ======    ======
Weighted average outstanding common stock and common stock
    equivalents                                                          255.9    223.6              255.9     223.6

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS DATA

(In millions, except per share data)                             JUNE 30, 2004    DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
Assets related to businesses held for sale                        $       200        $         -
Total assets                                                           61,185             68,503
Insurance reserves                                                     43,594             45,383
Debt                                                                    1,714              1,904
Liabilities related to businesses held for sale                           170                  -
Total liabilities                                                      52,592             59,295
Minority interest                                                         263                256
Accumulated other comprehensive income                                     52                841
Total stockholders' equity                                              8,330              8,952

Book value per common share                                       $     29.25        $     31.80
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                     $     28.91        $     28.98

Outstanding shares of common stock (in millions of shares) (1)          255.9              255.9

              THREE MONTHS ENDED
                   JUNE 30
                (In millions)                                         2004               2003
------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                   $       646        $        70

Net cash flows used by investing activities                              (101)               (84)

Net cash flows used by financing activities                              (523)               (12)
                                                                  -----------        -----------

Net cash flows                                                    $        22        $       (26)
                                                                  ===========        ===========

              SIX MONTHS ENDED
                   JUNE 30
                (In millions)                                        2004               2003
------------------------------------------------------------------------------------------------
Net cash flows provided by operating activities                   $       683        $       115

Net cash flows provided (used) by investing activities                   (542)                48

Net cash flows used by financing activities                              (177)              (149)
                                                                  -----------        -----------

Net cash flows                                                    $       (36)       $        14
                                                                  ===========        ===========

(1) Included in the outstanding shares of common stock for the year ended December 31, 2003 are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The preferred shares were converted into 32.3 million shares of CNA common stock on April 20, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)                                       STANDARD LINES    SPECIALTY LINES    P&C OPERATIONS
-------------------------------------------------------------------------------------------------------
As of June 30, 2004
    Gross                                             $  14,275         $  4,576           $ 18,851
    Ceded                                                 5,192            1,446              6,638
    Net                                                   9,083            3,130             12,213

As of December 31, 2003
    Gross                                             $  14,282         $  4,200           $ 18,482
    Ceded                                                 5,315            1,281              6,596
    Net                                                   8,967            2,919             11,886

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)       LIFE & GROUP     CORPORATE & OTHER
(In millions)                                       NON-CORE (1)          NON-CORE       TOTAL OPERATIONS
---------------------------------------------------------------------------------------------------------
As of June 30, 2004
    Gross                                             $  3,733          $  8,979           $ 31,563
    Ceded                                                1,909             5,588             14,135
    Net                                                  1,824             3,391             17,428

As of December 31, 2003
    Gross                                             $  3,576          $  9,672           $ 31,730
    Ceded                                                1,685             5,935             14,216
    Net                                                  1,891             3,737             17,514

(1) Gross reserves as of June 30, 2004 and December 31, 2003 include $364 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of June 30, 2004 and December 31, 2003 include $120 million and $230 million of life company reserves, which are primarily related to accident and health business.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)

PERIOD ENDED JUNE 30, 2004                                            THREE MONTHS     SIX MONTHS
(In millions)                                                            ENDED           ENDED
-------------------------------------------------------------------------------------------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                            $     31,183     $   31,730
     Ceded                                                                  13,993         14,216
                                                                      ------------     ----------
     Net                                                                    17,190         17,514
                                                                      ------------     ----------

Net incurred claim & claim adjustment expenses                               1,757          3,240

Net claim & claim adjustment expense payments                               (1,515)        (3,284)

Reduction of net reserves due to life sale (2)                                  (4)           (42)
                                                                      ------------     ----------
Claim & claim adjustment expense reserves, end of period
     Net                                                                    17,428         17,428
     Ceded                                                                  14,135         14,135
                                                                      ------------     ----------
     Gross                                                            $     31,563     $   31,563
                                                                      ============     ==========

(1) Gross reserves as of June 30, 2004 and December 31, 2003 include $364 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of June 30, 2004 and December 31, 2003 include $120 million and $230 million of life company reserves, which are primarily related to accident and health business.

(2) Net reserves were reduced as a result of the sale of the Individual Life business on April 30, 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY SEGMENT AGGREGATION

                                                            JUNE 30, 2004             DECEMBER 31, 2003
                (In millions)                          BOOK VALUE    FAIR VALUE    BOOK VALUE    FAIR VALUE
-----------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND CORPORATE & OTHER NON-CORE:
   Fixed Maturities - Taxable                          $   14,432    $   14,425    $   11,623    $   11,893
   Fixed Maturities - Tax Exempt                            8,011         7,922         6,848         7,004
   Equities                                                   168           241           225           448
   Short-term                                               2,597         2,597         6,689         6,689
   Limited Partnership Investments                          1,216         1,216         1,113         1,113
   Mortgage Loans & Other                                      18            19            48            58
                                                       ----------    ----------    ----------    ----------
      Subtotal                                             26,442        26,420        26,546        27,205
   Securities Lending Collateral                              151           151           307           307
                                                       ----------    ----------    ----------    ----------
      TOTAL INVESTMENTS                                $   26,593    $   26,571    $   26,853    $   27,512
                                                       ----------    ----------    ----------    ----------
LIFE & GROUP NON-CORE (1) (2):
   Fixed Maturities - Taxable                          $    6,591    $    6,861    $    8,155    $    8,815
   Fixed Maturities - Tax Exempt                              978           935           939           966
   Equities                                                    50            59            68            79
   Short-term                                               1,052         1,052           419           419
   Limited Partnership Investments                            470           470             4             4
   Mortgage Loans & Other                                      23            10           197           182
                                                       ----------    ----------    ----------    ----------
      Subtotal                                              9,164         9,387         9,782        10,465
   Securities Lending Collateral                               53            53           123           123
                                                       ----------    ----------    ----------    ----------
      TOTAL INVESTMENTS                                $    9,217    $    9,440    $    9,905    $   10,588
                                                       ----------    ----------    ----------    ----------

TOTAL INVESTMENTS                                      $   35,810    $   36,011    $   36,758    $   38,100
                                                       ==========    ==========    ==========    ==========

(1) As a result of SOP 03-01, the following investments are included in Life & Group Non-Core as of June 30, 2004 and are included in the June 30, 2004 column above. As of December 31, 2003, the investments were reflected within separate accounts in the Balance Sheet and are not included in the December 31, 2003 column above. In accordance with the requirements of SOP 03-01, the December 31, 2003 column has not been conformed to reflect this change. Refer to page i for further discussion on SOP 03-01.

                                        BOOK VALUE    FAIR VALUE
                                        ----------    ----------
Fixed Maturities - Taxable              $    1,215    $    1,287
Equities                                         5             4
Short-term                                     325           325
Limited Partnership Investments                468           468
                                        ----------    ----------
TOTAL INVESTMENTS                       $    2,013    $    2,084
                                        ==========    ==========

(2) Investments of $185 million for CNA Trust have been transferred to assets related to businesses held for sale and are not included in the June 30, 2004 column above. As of December 31, 2003, the balances were reflected within investments in the Balance Sheet and are included in the December 31, 2003 column above.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

      THREE MONTHS ENDED                             STANDARD LINES             SPECIALTY LINES              P&C OPERATIONS
           JUNE 30                                            FAV/(UNFAV)                 FAV/(UNFAV)                  FAV/(UNFAV)
        (In millions)                          2004    2003    % CHANGE     2004    2003   % CHANGE     2004    2003    % CHANGE
----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                        $1,508  $1,651      (9)%     $ 676  $  614       10%     $2,184  $2,265       (4)%
Net written premiums                           1,209   1,087      11         592     487       22       1,801   1,574       14

Net earned premiums                            1,315   1,018      29         567     459       24       1,882   1,477       27
Claim and claim adjustment expenses              927     896      (3)        364     402        9       1,291   1,298        1
Acquisition expenses                             258     266       3         106      83      (28)        364     349       (4)
Underwriting expenses                            141     172      18          39      45       13         180     217       17
Policyholders' dividends                         (15)     11     N/A           1      --      N/A         (14)     11      N/A
                                              ------  ------               -----  ------               ------  ------
Underwriting income (loss)                         4    (327)    101          57     (71)     180          61    (398)     115
                                              ------  ------               -----  ------               ------  ------
Net investment income                            119     105      13          59      53       11         178     158       13
Other revenues                                    30      61     (51)         32      30        7          62      91      (32)
Other expenses                                    28      60      53          28      25      (12)         56      85       34
                                              ------  ------               -----  ------               ------  ------
Income (loss) before income tax, minority
  interest and net realized investment gains     125    (221)    157         120     (13)     N/A         245    (234)     N/A
Income tax (expense) benefit                     (25)     85    (129)        (34)      9      N/A         (59)     94     (163)
Minority interest                                 (2)      2    (200)         (5)     (3)     (67)         (7)     (1)     N/A
                                              ------  ------               -----  ------               ------  ------
Income (loss) before net realized investment
  gains                                           98    (134)    173          81      (7)     N/A         179    (141)     N/A
Realized investment gains                         77     184     (58)         30      59      (49)        107     243      (56)
Income tax expense on realized
  investment gains                               (27)    (62)     56         (12)    (21)      43         (39)    (83)      53
                                              ------  ------               -----  ------               ------  ------
Net income (loss)                             $  148  $  (12)    N/A%      $  99  $   31      N/A%     $  247  $   19      N/A%
                                              ======  ======               =====  ======               ======  ======

FINANCIAL RATIOS
Loss & LAE                                      70.5%   88.0%               64.2%   87.5%                68.6%   87.8%
Acquisition expense                             19.6    26.1                18.6    18.2                 19.3    23.7
Underwriting expense                            10.7    16.9                 7.0     9.7                  9.6    14.6
Dividends                                       (1.1)    1.1                 0.2     0.1                 (0.7)    0.8
                                              ------  ------               -----  ------               ------  ------
Expense ratio, including dividends              29.2    44.1                25.8    28.0                 28.2    39.1
                                              ------  ------               -----  ------               ------  ------
Combined ratio                                  99.7%  132.1%               90.0%  115.5%                96.8%  126.9%
                                              ======  ======               =====  ======               ======  ======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

              THREE MONTHS ENDED                                  P&C OPERATIONS             LIFE & GROUP NON-CORE
                    JUNE 30                                                                                    FAV/(UNFAV)
                (In millions)                                   2004         2003        2004        2003       % CHANGE
--------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                            $ 1,882     $ 1,477     $   202     $   603         (67)%
Insurance claims & policyholders' benefits                       1,291       1,298         329         580          43
Policyholders' dividends                                           (14)         11          (3)          2         N/A
Insurance related expenses                                         544         566          68         193          65
Net investment income                                              178         158         142         211         (33)
Other revenues                                                      62          91          26          35         (26)
Other expenses                                                      56          85          20          21           5
                                                               -------     -------     -------     -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     245        (234)        (44)         53        (183)
Income tax (expense) benefit                                       (59)         94          18         (15)        N/A
Minority interest                                                   (7)         (1)          -           -         N/A
                                                               -------     -------     -------     -------
Income (loss) before net realized investment gains (losses)        179        (141)        (26)         38        (168)
Realized investment gains (losses)                                 107         243         (56)         53         N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                      (39)        (83)         70         (18)        N/A
                                                               -------     -------     -------     -------
Net income (loss)                                              $   247     $    19     $   (12)    $    73        (116)%
                                                               =======     =======     =======     =======

              THREE MONTHS ENDED                                  CORPORATE & OTHER NON-CORE            TOTAL OPERATIONS
                    JUNE 30                                                         FAV/(UNFAV)                         FAV/(UNFAV)
                (In millions)                                   2004     2003        % CHANGE     2004          2003     % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                            $   22   $   117         (81)%    $ 2,106      $ 2,197        (4)%
Insurance claims & policyholders' benefits                         21       217          90        1,641        2,095        22
Policyholders' dividends                                            -         -         N/A          (17)          13       N/A
Insurance related expenses                                         23        45          49          635          804        21
Net investment income                                              60        58           3          380          427       (11)
Other revenues                                                    (16)      (29)         45           72           97       (26)
Other expenses                                                      3         4          25           79          110        28
                                                               ------   -------                  -------      -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     19      (120)        116          220         (301)      173
Income tax (expense) benefit                                       (1)       45        (102)         (42)         124      (134)
Minority interest                                                   -        (1)        N/A           (7)          (2)      N/A
                                                               ------   -------                  -------      -------
Income (loss) before net realized investment gains (losses)        18       (76)        124          171         (179)      196
Realized investment gains (losses)                                 54        82         (34)         105          378       (72)
Income tax (expense) benefit on realized
    investment gains (losses)                                     (18)      (28)         36           13         (129)      110
                                                               ------   -------                  -------      -------
Net income (loss)                                              $   54   $   (22)        N/A%     $   289      $    70       N/A%
                                                               ======   =======                  =======      =======

                                           P&C OPERATIONS        LIFE & GROUP NON-CORE        CORPORATE & OTHER NON-CORE
        OTHER FINANCIAL DATA                                                   FAV/(UNFAV)                     FAV/(UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION    2004      2003     2004     2003     % CHANGE      2004     2003     % CHANGE
---------------------------------------------------------------------------------------------------------------------------
Gross written premiums                   $ 2,184   $ 2,265   $  293   $  326      (10)%      $  481   $  671       (28)%
Net written premiums                       1,801     1,574      163      132       23            (4)     120      (103)
Net earned premiums                        1,882     1,477      150      132       14            23      139       (83)
Underwriting income (loss)                    61      (398)     (84)     (71)     (18)%         (16)    (147)       89%

FINANCIAL RATIOS
Loss & LAE                                  68.6%     87.8%   146.1%   125.4%                  96.6%   172.3%
Acquisition expense                         19.3      23.7     (3.3)    16.2                    6.4     24.2
Underwriting expense                         9.6      14.6     13.4     12.3                   64.6      8.8
Dividends                                   (0.7)      0.8        -        -                      -        -
                                         -------   -------   ------   ------                 ------   ------
Expense ratio, including dividends          28.2      39.1     10.1     28.5                   71.0     33.0
                                         -------   -------   ------   ------                 ------   ------
Combined ratio                              96.8%    126.9%   156.2%   153.9%                 167.6%   205.3%
                                         =======   =======   ======   ======                 ======   ======
                                                TOTAL OPERATIONS
        OTHER FINANCIAL DATA                                    FAV/(UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION   2004        2003       % CHANGE
--------------------------------------------------------------------------
Gross written premiums                   $ 2,958     $ 3,262       (9)%
Net written premiums                       1,960       1,826        7
Net earned premiums                        2,055       1,748       18
Underwriting income (loss)                   (39)       (616)      94%

FINANCIAL RATIOS
Loss & LAE                                  74.6%       97.4%
Acquisition expense                         17.5        23.2
Underwriting expense                        10.5        14.0
Dividends                                   (0.7)        0.6
                                         -------     -------
Expense ratio, including dividends          27.3        37.8
                                         -------     -------
Combined ratio                             101.9%      135.2%
                                         =======     =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS


     SIX MONTHS ENDED                          STANDARD LINES                   SPECIALTY LINES             P&C OPERATIONS
         JUNE 30                                          FAV/(UNFAV)                    FAV/(UNFAV)                    FAV/(UNFAV)
      (In millions)                      2004      2003    % CHANGE      2004    2003     % CHANGE     2004      2003    % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                  $ 3,073  $ 3,285       (6)%    $ 1,386  $ 1,242       12%     $ 4,459  $ 4,527       (2)%
Net written premiums                      2,474    2,360        5        1,173      963       22        3,647    3,323       10
Net earned premiums                       2,573    2,237       15        1,096      887       24        3,669    3,124       17
Claim and claim adjustment expenses       1,750    1,789        2          698      686       (2)       2,448    2,475        1
Acquisition expenses                        529      504       (5)         203      162      (25)         732      666      (10)
Underwriting expenses                       293      332       12           82       88        7          375      420       11
Policyholders' dividends                     (6)      26      123            3        1     (200)          (3)      27      111
                                        -------  -------               -------  -------               -------  -------
Underwriting income (loss)                    7     (414)     102          110      (50)     N/A          117     (464)     125
                                        -------  -------               -------  -------               -------  -------
Net investment income                       257      234       10          121      102       19          378      336       13
Other revenues                               70      132      (47)          57       47       21          127      179      (29)
Other expenses                               59      123       52           55       38      (45)         114      161       29
                                        -------  -------               -------  -------               -------  -------
Income (loss) before income tax,
  minority interest and net realized
  investment gains                          275     (171)     N/A          233       61      N/A          508     (110)     N/A
Income tax (expense) benefit                (59)      80     (174)         (68)     (15)     N/A         (127)      65      N/A
Minority interest                            (4)       1      N/A           (9)      (5)     (80)         (13)      (4)     N/A
                                        -------  -------               -------  -------               -------  -------
Income (loss) before net realized
  investment gains                          212      (90)     N/A          156       41      N/A          368      (49)     N/A
Realized investment gains                   134      191      (30)          50       62      (19)         184      253      (27)
Income tax expense on realized
  investment gains                          (46)     (66)      30          (19)     (22)      14          (65)     (88)      26
                                        -------  -------               -------  -------               -------  -------
Net income                              $   300  $    35      N/A%     $   187  $    81      131%     $   487  $   116      N/A%
                                        =======  =======               =======  =======               =======  =======
FINANCIAL RATIOS

Loss & LAE                                 68.0%    80.0%                 63.6%    77.3%                 66.7%    79.2%
Acquisition expense                        20.6     22.5                  18.5     18.3                  19.9     21.3
Underwriting expense                       11.3     14.8                   7.6      9.9                  10.3     13.4
Dividends                                  (0.2)     1.2                   0.3      0.1                  (0.1)     0.9
                                        -------  -------               -------  -------               -------  -------
Expense ratio, including dividends         31.7     38.5                  26.4     28.3                  30.1     35.6
                                        -------  -------               -------  -------               -------  -------
Combined ratio                             99.7%   118.5%                 90.0%   105.6%                 96.8%   114.8%
                                        =======  =======               =======  =======               =======  =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS

              SIX MONTHS ENDED                                   P&C OPERATIONS              LIFE & GROUP NON-CORE
                   JUNE 30                                                                                   FAV/(UNFAV)
                (In millions)                                    2004       2003        2004         2003     % CHANGE
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                            $ 3,669     $ 3,124     $   528     $ 1,189       (56)%
Insurance claims & policyholders' benefits                       2,448       2,475         736       1,141        35
Policyholders' dividends                                            (3)         27           3           4        25
Insurance related expenses                                       1,107       1,086         176         393        55
Net investment income                                              378         336         348         414       (16)
Other revenues                                                     127         179          60          76       (21)
Other expenses                                                     114         161          41          45         9
                                                               -------     -------     -------     -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     508        (110)        (20)         96      (121)
Income tax (expense) benefit                                      (127)         65          13         (29)      145
Minority interest                                                  (13)         (4)          -           -       N/A
                                                               -------     -------     -------     -------
Income (loss) before net realized investment gains (losses)        368         (49)         (7)         67      (110)
Realized investment gains (losses)                                 184         253        (618)        (51)      N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                      (65)        (88)        231          18       N/A
                                                               -------     -------     -------     -------
Net income (loss)                                              $   487     $   116     $  (394)    $    34       N/A%
                                                               =======     =======     =======     =======

              SIX MONTHS ENDED                                  CORPORATE & OTHER NON-CORE               TOTAL OPERATIONS
                   JUNE 30                                                         FAV/(UNFAV)                           FAV/(UNFAV)
                (In millions)                                 2004        2003      % CHANGE       2004         2003      % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                          $    77     $   265       (71)%      $ 4,274      $ 4,578       (7)%
Insurance claims & policyholders' benefits                        78         331        76          3,262        3,947       17
Policyholders' dividends                                           1           -       N/A              1           31       97
Insurance related expenses                                        50          93        46          1,333        1,572       15
Net investment income                                            127         109        17            853          859       (1)
Other revenues                                                   (33)        (50)       34            154          205      (25)
Other expenses                                                    25           7       N/A            180          213       15
                                                             -------     -------                  -------      -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                    17        (107)      116            505         (121)     N/A
Income tax (expense) benefit                                       1          43       (98)          (113)          79      N/A
Minority interest                                                  -          (1)      N/A            (13)          (5)    (160)
                                                             -------     -------                  -------      -------
Income (loss) before net realized investment gains (losses)       18         (65)      128            379          (47)     N/A
Realized investment gains (losses)                                81         100       (19)          (353)         302      N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                    (28)        (32)       13            138         (102)     N/A
                                                             -------     -------                  -------      -------
Net income (loss)                                            $    71     $     3       N/A%       $   164      $   153        7%
                                                             =======     =======                  =======      =======

                                                P&C OPERATIONS              LIFE & GROUP NON-CORE
       OTHER FINANCIAL DATA                                                                     FAV/(UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION        2004        2003         2004        2003         % CHANGE
-----------------------------------------------------------------------------------------------------------
Gross written premiums                      $   4,459    $   4,527    $   612      $   677         (10)%
Net written premiums                            3,647        3,323        339          269          26
Net earned premiums                             3,669        3,124        316          262          21
Underwriting income (loss)                        117         (464)      (185)        (129)        (43)%

FINANCIAL RATIOS
Loss & LAE                                       66.7%        79.2%     136.9%       120.1%
Acquisition expense                              19.9         21.3        7.5         16.2
Underwriting expense                             10.3         13.4       14.2         13.1
Dividends                                        (0.1)         0.9          -            -
                                            ---------    ---------    -------      -------
Expense ratio, including dividends               30.1         35.6       21.7         29.3
                                            ---------    ---------    -------      -------
Combined ratio                                   96.8%       114.8%     158.6%       149.4%
                                            =========    =========    =======      =======

                                                 CORPORATE & OTHER NON-CORE              TOTAL OPERATIONS
       OTHER FINANCIAL DATA                                         FAV/(UNFAV)                          FAV/(UNFAV)
PROPERTY & CASUALTY COMPANY INFORMATION      2004         2003       % CHANGE       2004        2003      % CHANGE
--------------------------------------------------------------------------------------------------------------------
Gross written premiums                      $ 1,118     $ 1,474        (24)%      $ 6,189     $  6,678       (7)%
Net written premiums                            (20)        334       (106)         3,966        3,926        1
Net earned premiums                              94         310        (70)         4,079        3,696       10
Underwriting income (loss)                      (45)       (159)        72%          (113)        (752)      85%

FINANCIAL RATIOS
Loss & LAE                                    101.2%      121.6%                     73.0%        85.7%
Acquisition expense                            24.2        24.5                      19.1         21.2
Underwriting expense                           22.3         5.2                      10.8         12.7
Dividends                                         -           -                      (0.1)         0.7
                                            -------     -------                   -------     --------
Expense ratio, including dividends             46.5        29.7                      29.8         34.6
                                            -------     -------                   -------     --------
Combined ratio                                147.7%      151.3%                    102.8%       120.3%
                                            =======     =======                   =======     ========

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS AND CORPORATE & OTHER NON-CORE
SEGMENT - CATASTROPHE LOSSES

  CATASTROPHE LOSSES (PRETAX)                                                               CORPORATE & OTHER
        (In millions)               STANDARD LINES   SPECIALTY LINES     P&C OPERATIONS         NON-CORE          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Three months ended June 30, 2004      $       4         $       1           $       5          $         -        $   5
Six months ended June 30, 2004               10                 3                  13                    -           13

Three months ended June 30, 2003      $      48         $       1           $      49          $        11        $  60
Six months ended June 30, 2003               62                 2                  64                   11           75

 CATASTROPHE LOSSES (AFTER-TAX)                                                             CORPORATE & OTHER
        (In millions)               STANDARD LINES   SPECIALTY LINES     P&C OPERATIONS          NON-CORE         TOTAL
-----------------------------------------------------------------------------------------------------------------------
Three months ended June 30, 2004      $       3        $        1           $       4          $         -        $   4
Six months ended June 30, 2004                7                 2                   9                    -            9

Three months ended June 30, 2003      $      31        $        1           $      32          $         7        $  39
Six months ended June 30, 2003               40                 1                  41                    7           48

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

                (In millions)                                                STANDARD LINES
---------------------------------------------   -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $   13   $   43   $   35   $   35   $    126   $   37   $   13   $     50
Interest on funds withheld and other deposits      (34)     (77)    (115)     (43)      (269)     (38)     (43)       (81)
Other investment income                            150      139      135      126        550      139      149        288
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income                           $  129   $  105   $   55   $  118   $    407   $  138   $  119   $    257
                                                ======   ======   ======   ======   ========   ======   ======   ========

                                                                             SPECIALTY LINES
                                                -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $    4   $   14   $   11   $   11   $     40  $    13   $    5   $     18
Interest on funds withheld and other deposits       (5)      (7)     (11)      (2)       (25)      (2)      (2)        (4)
Other investment income                             50       46       47       43        186       51       56        107
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income                           $   49   $   53   $   47   $   52   $    201   $   62   $   59   $    121
                                                ======   ======   ======   ======   ========   ======   ======   ========

                                                                             P&C OPERATIONS
                                                -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $   17  $    57   $   46  $    46   $    166   $   50   $   18   $     68
Interest on funds withheld and other deposits      (39)     (84)    (126)     (45)      (294)     (40)     (45)       (85)
Other investment income                            200      185      182      169        736      190      205        395
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income                           $  178   $  158   $  102   $  170   $    608   $  200   $  178   $    378
                                                ======   ======   ======   ======   ========   ======   ======   ========

                                                                          LIFE & GROUP NON-CORE
                                                -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $    1   $    -   $    1   $    1   $      3  $     1   $    -   $      1
Interest on funds withheld and other deposits        -        -        -        -          -        -        -          -
Income from trading securities (1)                   -        -        -        -          -       28       19         47
Other investment income                            202      211      203      202        818      177      123        300
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income (2)                       $  203   $  211   $  204   $  203   $    821   $  206   $  142   $    348
                                                ======   ======   ======   ======   ========   ======   ======   ========

                                                                       CORPORATE & OTHER NON-CORE
                                                -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $    5   $   18   $   14   $   15   $     52   $   16   $    6   $     22
Interest on funds withheld and other deposits       (8)      (9)     (22)     (11)       (50)     (10)     (11)       (21)
Other investment income                             54       49       54       59        216       61       65        126
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income                           $   51   $   58   $   46   $   63   $    218   $   67   $   60   $    127
                                                ======   ======   ======   ======   ========   ======   ======   ========

                                                                             TOTAL OPERATIONS
                                                -------------------------------------------------------------------------
                                                 1Q03     2Q03     3Q03     4Q03    YTD 2003    1Q04     2Q04    YTD 2004
                                                ------   ------   ------   ------   --------   ------   ------   --------
Limited partnership income                      $   23   $   75   $   61  $    62   $    221   $   67   $   24   $     91
Interest on funds withheld and other deposits      (47)     (93)    (148)     (56)      (344)     (50)     (56)      (106)
Income from trading securities (1)                   -        -        -        -          -       28       19         47
Other investment income                            456      445      439      430      1,770      428      393        821
                                                ------   ------   ------   ------   --------   ------   ------   --------
Net investment income (2)                       $  432   $  427   $  352   $  436   $  1,647   $  473   $  380   $    853
                                                ======   ======   ======   ======   ========   ======   ======   ========

(1) Includes $8 million for first quarter of 2004 and $6 million for second quarter of 2004 related to limited partnership investment income that supports indexed group annuity contracts.

(2) Net investment income in 2004 includes income from trading securities. See Accounting Pronouncements at page ii for the discussion of SOP 03-01.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

        PERIOD ENDED JUNE 30                 THREE MONTHS                               SIX MONTHS
          INCOME STATEMENT             (PRELIMINARY)             FAV / (UNFAV)   (PRELIMINARY)              FAV / (UNFAV)
           (In millions)                   2004         2003       % CHANGE          2004          2003       % CHANGE
------------------------------------   -------------   -------   -------------   -------------   --------   -------------
PROPERTY & CASUALTY COMPANIES
 Gross written premiums                $       3,077   $ 3,480            (12)%  $       6,349   $  7,131       (11)%
 Net written premiums                          1,865     1,668             12            3,688      3,586         3

 Net earned premiums                           1,760     1,494            (18)           3,462      3,216        (8)
 Claim and claim adjustment expenses           1,426     1,497              5            2,698      2,825         4
 Acquisition expenses                            305       341             11              637        712        11
 Underwriting expenses                           222       225              1              429        442         3
 Policyholders' dividends                          9        15             40               21         40        48
                                       -------------   -------                   -------------   --------
 Underwriting Loss                              (202)     (584)            65             (323)      (803)       60
 Net investment income                           332       277             20              636        560        14
 Other income/expense                            (52)      (90)            42              (49)      (127)       61
 Income tax (expense) benefit                    (75)       58            N/A             (188)        54       N/A
 Net realized gains                              136       280            (51)             301        316        (5)
                                       -------------   -------                   -------------   --------
 Net income (loss)                     $         139   $   (59)            N/A%  $         377   $      -       N/A%
                                       =============   =======                   =============   ========

FINANCIAL RATIOS
 Loss and LAE                                   81.0%    100.2%                           77.9%      87.8%
 Acquisition expense                            16.4      20.4                            17.3       19.9
 Underwriting expense                           11.9      13.5                            11.6       12.4
 Policyholders' dividends                        0.5       1.0                             0.6        1.2
                                       -------------   -------                   -------------   --------
 Expense ratio                                  28.8      34.9                            29.5       33.5
                                       -------------   -------                   -------------   --------
 Combined ratio                                109.8%    135.1%                          107.4%     121.3%
                                       =============   =======                   =============   ========
LIFE COMPANIES (2)

 Earned premium                        $          56   $   488                   $         236   $    980

SUPPLEMENTAL STATUTORY DATA

                                       (PRELIMINARY)
           (In millions)               JUNE 30, 2004   DECEMBER 31, 2003
------------------------------------   -------------   -----------------
PROPERTY & CASUALTY COMPANIES
  Statutory surplus (1)                $       6,638   $           6,170

LIFE COMPANIES
  Statutory surplus                    $       1,238   $             707
  Gross life insurance in force               61,793             388,968

(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS
LOSS AND LAE RATIO ANALYSIS

                                                                    STANDARD LINES
                                                      ------------------------------------------
                                                        2004 YTD       2003 FY        2003 FY
                                                      EVALUATED AT   EVALUATED AT   EVALUATED AT
                                                        6/30/04        12/31/03       6/30/04
                                                      ------------   ------------   ------------
Gross Accident Year                                           66.0%          65.4%          63.9%
     Impact of Other Reinsurance                                 -            2.4            2.8
                                                      ------------   ------------   ------------
Net Accident Year                                             66.0           67.8           66.7%
                                                                                    ============
     Impact of Corporate Covers                                0.1           (6.4)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance            1.9           36.7
                                                      ------------   ------------
Net Calendar Year                                             68.0%          98.1%
                                                      ============   ============

                                                                    SPECIALTY LINES
                                                      ------------------------------------------
                                                        2004 YTD       2003 FY        2003 FY
                                                      EVALUATED AT   EVALUATED AT   EVALUATED AT
                                                         6/30/04       12/31/03       6/30/04
                                                      ------------   ------------   ------------
Gross Accident Year                                           63.6%          67.1%          65.6%
     Impact of Other Reinsurance                              (0.5)           1.8            0.2
                                                      ------------   ------------   ------------
Net Accident Year                                             63.1           68.9           65.8%
                                                                                    ============
     Impact of Corporate Covers                                  -           (1.9)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance            0.5           22.6
                                                      ------------   ------------
Net Calendar Year                                             63.6%          89.6%
                                                      ============   ============

                                                                    P&C OPERATIONS
                                                      ------------------------------------------
                                                        2004 YTD       2003 FY        2003 FY
                                                      EVALUATED AT   EVALUATED AT   EVALUATED AT
                                                         6/30/04       12/31/03       6/30/04
                                                      ------------   ------------   ------------
Gross Accident Year                                           65.3%          65.9%          64.4%
     Impact of Other Reinsurance                              (0.2)           2.2            2.1
                                                      ------------   ------------   ------------
Net Accident Year                                             65.1           68.1           66.5%
                                                                                    ============
     Impact of Corporate Covers                                  -           (5.1)
     Impact of Development & Change
         in Allowance for Uncollectible Reinsurance            1.6           32.6
                                                      ------------   ------------
Net Calendar Year                                             66.7%          95.6%
                                                      ============   ============

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

                                                             LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
             THREE MONTHS ENDED JUNE 30, 2004                EXCLUDING BUSINESSES    BUSINESSES SOLD/TO BE        NON-CORE
                      (In millions)                           SOLD/TO BE SOLD (1)        SOLD (2) (3)           AS REPORTED
----------------------------------------------------------   ---------------------   ---------------------   ------------------
Net earned premiums                                          $                 192   $                  10   $              202
Insurance claims & policyholders' benefits                                     321                       8                  329
Policyholders' dividends                                                         1                      (4)                  (3)
Insurance related expenses                                                      50                      18                   68
Net investment income                                                          143                      (1)                 142
Other revenues                                                                  17                       9                   26
Other expenses                                                                  12                       8                   20
                                                             ---------------------   ---------------------   ------------------
Loss before income tax and net realized investment gains
 (losses)                                                                      (32)                    (12)                 (44)
Income tax benefit                                                              15                       3                   18
                                                             ---------------------   ---------------------   ------------------
Loss before net realized investment gains (losses)                             (17)                     (9)                 (26)
Realized investment gains (losses)                                               8                     (64)                 (56)
Income tax (expense) benefit on realized investment gains
 (losses)                                                                       (3)                     73                   70
                                                             ---------------------   ---------------------   ------------------
Net income (loss)                                            $                 (12)  $                   -   $              (12)
                                                             =====================   =====================   ==================

THREE MONTHS ENDED JUNE 30, 2003

                                                             LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
             THREE MONTHS ENDED JUNE 30, 2003                EXCLUDING BUSINESSES    BUSINESSES SOLD/TO BE        NON-CORE
                      (In millions)                           SOLD/TO BE SOLD (1)        SOLD (2) (3)           AS REPORTED
----------------------------------------------------------   ---------------------   ---------------------   ------------------
Net earned premiums                                          $                 235   $                 368   $              603
Insurance claims & policyholders' benefits                                     288                     292                  580
Policyholders' dividends                                                        (4)                      6                    2
Insurance related expenses                                                      63                     130                  193
Net investment income                                                          122                      89                  211
Other revenues                                                                  20                      15                   35
Other expenses                                                                   9                      12                   21
                                                             ---------------------   ---------------------   ------------------
Income before income tax and net realized investment gains                      21                      32                   53
Income tax expense                                                              (7)                     (8)                 (15)
                                                             ---------------------   ---------------------   ------------------
Income before net realized investment gains                                     14                      24                   38
Realized investment gains                                                       26                      27                   53
Income tax expense on realized investment gains                                 (7)                    (11)                 (18)
                                                             ---------------------   ---------------------   ------------------
Net income                                                   $                  33   $                  40   $               73
                                                             =====================   =====================   ==================

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For the three months ended June 30, 2004, net realized investment losses for Life & Group Non-Core businesses sold/to be sold include a pretax loss of $53 million ($17 million gain after-tax), related to the individual life business. The disproportionate tax provision, on the loss related to the life sale for the three months ended June 30, 2004, arises from a change in estimate related to the estimated tax benefit recorded at March 31, 2004. The change in estimate is due to the completion of a formal study of the outside tax basis of Valley Forge Life Insurance Company. The total loss related to the life sale was $622 million pretax ($389 million after-tax), as reflected in the Life & Group Non-Core results for the six months ended June 30, 2004.

(3) Life and group businesses sold/to be sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

                                                             LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
              SIX MONTHS ENDED JUNE 30, 2004                 EXCLUDING BUSINESSES    BUSINESSES SOLD/TO BE        NON-CORE
                      (In millions)                           SOLD/TO BE SOLD (1)        SOLD (2) (3)           AS REPORTED
----------------------------------------------------------   ---------------------   ---------------------   ------------------
Net earned premiums                                          $                 413   $                 115   $              528
Insurance claims & policyholders' benefits                                     618                     118                  736
Policyholders' dividends                                                         1                       2                    3
Insurance related expenses                                                     110                      66                  176
Net investment income                                                          297                      51                  348
Other revenues                                                                  33                      27                   60
Other expenses                                                                  25                      16                   41
                                                             ---------------------   ---------------------   ------------------
Loss before income tax and net realized investment gains
 (losses)                                                                      (11)                     (9)                 (20)
Income tax benefit                                                              11                       2                   13
                                                             ---------------------   ---------------------   ------------------
Income (loss) before net realized investment gains
 (losses)                                                                        -                      (7)                  (7)
Realized investment gains (losses)                                              13                    (631)                (618)
Income tax (expense) benefit on realized investment gains
 (losses)                                                                       (5)                    236                  231
                                                             ---------------------   ---------------------   ------------------
Net income (loss)                                            $                   8   $                (402)  $             (394)
                                                             =====================   =====================   ==================

                                                             LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE   TOTAL LIFE & GROUP
              SIX MONTHS ENDED JUNE 30, 2003                 EXCLUDING BUSINESSES    BUSINESSES SOLD/TO BE        NON-CORE
                      (In millions)                           SOLD/TO BE SOLD (1)        SOLD (2) (3)           AS REPORTED
----------------------------------------------------------   ---------------------   ---------------------   ------------------
Net earned premiums                                          $                 458   $                 731   $            1,189
Insurance claims & policyholders' benefits                                     549                     592                1,141
Policyholders' dividends                                                        (6)                     10                    4
Insurance related expenses                                                     128                     265                  393
Net investment income                                                          239                     175                  414
Other revenues                                                                  46                      30                   76
Other expenses                                                                  24                      21                   45
                                                             ---------------------   ---------------------   ------------------
Income before income tax and net realized investment
 losses                                                                         48                      48                   96
Income tax expense                                                             (15)                    (14)                 (29)
                                                             ---------------------   ---------------------   ------------------
Income before net realized investment losses                                    33                      34                   67
Realized investment losses                                                     (38)                    (13)                 (51)
Income tax (expense) benefit on realized investment losses                      19                      (1)                  18
                                                             ---------------------   ---------------------   ------------------
Net income                                                   $                  14   $                  20   $               34
                                                             =====================   =====================   ==================

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For the six months ended June 30, 2004, net realized investment losses for Life & Group Non-Core businesses sold/to be sold include a pretax impairment loss of $622 million ($389 million after-tax), related to the individual life business.

(3) Life and group businesses sold/to be sold include group business, individual life business and CNA Trust. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY

                                                                                            PERCENT OF
             JUNE 30, 2004                   NUMBER OF        NET PAID      NET ASBESTOS   ASBESTOS NET
             (In millions)                 POLICYHOLDERS   LOSSES IN 2004     RESERVES       RESERVES
----------------------------------------   -------------   --------------   ------------   ------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                             11   $           28   $        180             11%
   Wellington                                          4                4             19              1
   Coverage in Place                                  31                2             90              5
   Fibreboard                                          1                -             54              3
                                           -------------   --------------   ------------   ------------
TOTAL WITH SETTLEMENT AGREEMENTS                      47               34            343             20

OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                           174               19            393             23
   Small Asbestos Accounts                         1,117               12            162              9
                                           -------------   --------------   ------------   ------------
TOTAL OTHER POLICYHOLDERS                          1,291               31            555             32

ASSUMED REINSURANCE & POOLS                            -                1            156              9

UNASSIGNED IBNR (1)                                    -                -            687             39

                                           -------------   --------------   ------------   ------------
TOTAL                                              1,338   $           66   $      1,741            100%
                                           =============   ==============   ============   ============

(1)   IBNR includes claims that are incurred but not reported.